Exhibit 10. 2

AFFILIATED MANAGERS GROUP, INC.

Shares of Common Stock
(par value $0.01 per share)

DISTRIBUTION AGENCY AGREEMENT

July 31, 2009

DEUTSCHE BANK SECURITIES INC.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Affiliated Managers Group, Inc., a Delaware corporation (the “Company”), confirms its agreement with Deutsche Bank Securities Inc. (the “Manager”), as follows:

Introductory.  The Company has entered into a forward stock purchase transaction with Deutsche Bank AG, London Branch (the “Forward Purchaser”) as set forth in a separate letter agreement dated the date hereof, a copy of which is attached hereto as Exhibit A (the “Initial Confirmation”).  The Company may also enter into additional forward stock purchase transactions with the Forward Purchaser on substantially similar terms (each, a “Subsequent Confirmation” and, together with the Initial Confirmation, the “Confirmations”).  Subject to the terms and conditions herein and therein, under the Confirmation and, if applicable, the Subsequent Confirmations, the Company will deliver to the Forward Purchaser, or an affiliate thereof (including the Manager), up to the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as may be sold in accordance with the terms of this Agreement.  In connection therewith, the Company and the Forward Purchaser understand that the Forward Purchaser, through the Manager, as sales agent, will effect sales of shares of Common Stock having an aggregate offering price not in excess of $200,000,000 (the “Shares”) on the terms set forth in Section 2 of this Distribution Agency Agreement (the “Agreement”).

Section 1.  Representations and Warranties of the Company.  The Company represents and warrants to the Manager that:

(a) Compliance with Registration Requirements.  The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations thereunder (the “1933 Act Regulations”), with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement,” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”), on Form S—3 (File No. 333-148029), including a prospectus, to be used in connection with the public offering and sale of the Shares, which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder (the “1934 Act Regulations”), which registration statement became effective not earlier than three years prior to the date of this Agreement upon filing under Rule 462(e) of the 1933 Act Regulations.

Except where the context otherwise requires, the registration statement, as it may have heretofore been amended, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) filed with the Commission pursuant to Rule 430B of the 1933 Act Regulations (“Rule 430B”) and also including any other registration statement filed with the Commission pursuant to Rule 462(b) or Rule 429 of the 1933 Act Regulations, is herein called the “Registration Statement;” the base prospectus filed as part of such Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is herein called the “Base Prospectus;” the prospectus supplement specifically relating to the Shares prepared and filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations is herein called the “Prospectus Supplement;” and the Base Prospectus, as amended and supplemented from time to time by the Prospectus Supplement, is herein called the “Prospectus.”  The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”  Any reference herein to the Registration Statement, the Base Prospectus, Prospectus Supplement or Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof with the Commission of any post-effective amendment to the Registration Statement, any Prospectus Supplement and any document deemed to be incorporated by reference therein.

To the extent that the Registration Statement is not available for the sales of the Shares as contemplated by this Agreement or the Company is not a “well known seasoned issuer” as defined in Rule 405 or otherwise is unable to make the representations set forth in Section 1(b) at any time when such representations are required, the Company shall file a new registration statement with respect to any additional shares of Common Stock necessary to complete such sales of the Shares and shall cause such registration statement to become effective as promptly as practicable.  After the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents filed as part thereof or incorporated therein by reference, and all references to “Prospectus” included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement, as amended or supplemented from time to time (including by any prospectus supplement thereto).  For purposes of this Agreement, all references to the Registration Statement or the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), and such copy shall be identical in content to any Prospectus delivered to the Manager for use in connection with the offering of the Shares.

(b) Well-Known Seasoned Issuer.  (1) At the time of filing of the Original Registration Statement, (2) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act or otherwise (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (3) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the 1933 Act Regulations, (4) at the earliest time after the filing of the Original Registration Statement that a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Shares was made, and (5) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.”  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

(c) S-3 Eligibility.  The Company meets, and at the time of filing of the Original Registration Statement met, the requirements for use of Form S-3 under the 1933 Act.  The Registration Statement has been filed with the Commission and is effective under the 1933 Act.  The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use or effectiveness of the Registration Statement, or threatening or instituting proceedings for that purpose.  Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed.  Copies of the Registration Statement and the Prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of each of the Registration Statement and of each amendment thereto for the Manager) have been delivered to the Manager and its counsel.  The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the 1933 Act and the 1933 Act Regulations and reviewed and consented to by the Manager.

(d) Form Compliance; No Material Misstatement or Omission of a Material Fact.  Each of the Registration Statement, any post-effective amendment thereto, the Prospectus and any amendment or supplement thereto conforms, and when it became effective or was filed with the Commission conformed, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.  The Registration Statement and any post-effective amendment thereto, when it became effective or was filed with the Commission, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus and any amendment or supplement thereto does not, and on the date of filing thereof with the Commission did not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Manager that was furnished in writing to the Company by the Manager specifically for use in the preparation thereof.

(e) Issuer Free Writing Prospectuses.  Any Issuer Free Writing Prospectus(es) (as defined below) and the Prospectus, as amended or supplemented, all considered together (collectively, the “General Disclosure Package”), do not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means the time of each sale of any Shares pursuant to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Shares, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

Each Issuer Free Writing Prospectus does not, and as of its issue date and all subsequent times did not, include any information that conflicts or conflicted with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this Section 1(e) shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any amendments or supplements thereto or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein.

(f) Incorporation of Documents by Reference.  The documents incorporated by reference in the Registration Statement and the Prospectus comply, and at the time they were filed with the Commission complied, in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and, when read together with the other information in the Prospectus, do not, and at the time the Original Registration Statement became effective and at the date of the Prospectus did not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) Independent Accountants.  The accountants who certified the financial statements and supporting schedules incorporated by reference into the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(h) Financial Statements.  The financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of income, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as stated therein.  The supporting schedules incorporated by reference into the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein.  Any pro forma financial statements of the Company, and the related notes thereto, included in or incorporated by reference into the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  No other financial statements are required to be set forth in or incorporated by reference into the Registration Statement or the Prospectus under the 1933 Act or the 1933 Act Regulations.

(i) No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or prospective material adverse change in the business, management, financial position, stockholders equity or results of operations of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement, the General Disclosure Package and the Prospectus, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(j) Good Standing of the Company.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, or as contemplated by, this Agreement and the Confirmations.  The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(k) Good Standing of Subsidiaries.  Each subsidiary of the Company has been duly organized or formed and is validly existing as a corporation, limited partnership, limited liability company, Massachusetts business trust or general partnership, as the case may be, under the laws of its jurisdiction of organization and is in good standing under the laws of its jurisdiction of organization, has power (corporate or otherwise) and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified as a foreign corporation, limited partnership, limited liability company, Massachusetts business trust or general partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.  Except as otherwise disclosed in the General Disclosure Package and the Prospectus, all of the issued shares of capital stock of each subsidiary of the Company which is a corporation, have been duly authorized and validly issued, and are fully paid and non-assessable, and to the extent owned by the Company or any of its subsidiaries (except for directors’ qualifying shares and as described or reflected generally in the General Disclosure Package and the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect.  The partnership interests, membership interests and shares of beneficial interest of each subsidiary of the Company which is a partnership, limited liability company or Massachusetts business trust have been validly issued in accordance with applicable law and the partnership agreement, limited liability agreement or declaration of trust, as applicable, of such subsidiary, and to the extent owned by the Company or any of its subsidiaries (except as described or reflected generally in the General Disclosure Package and the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except, in the case of each subsidiary of the Company, for liens, encumbrances, equities or claims which individually or in the aggregate would not be material to the Company’s ownership of such subsidiary or to the Company’s exercise of its rights with respect to such subsidiary; and none of the outstanding shares of capital stock, partnership interests, membership interests or shares of beneficial interests, as the case may be, of any subsidiary of the Company was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

(l) Capitalization.  The Company has the authorized, issued and outstanding capitalization described in the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of convertible securities or options, in each case accurately described or reflected in the General Disclosure Package and the Prospectus, as amended or supplemented).  The shares of issued and outstanding capital stock of the Company, including the Shares, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described or reflected in the General Disclosure Package and the Prospectus, as amended or supplemented, or pursuant to reservations, agreements or employee benefit plans or the exercise of convertible securities or options, in each case accurately described or reflected in the General Disclosure Package and the Prospectus, as amended or supplemented.

(m) Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(n) Authorization of Confirmations.  The Initial Confirmation has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).  The Company has duly authorized each Subsequent Confirmation and, when executed and delivered by the Company, each Subsequent Confirmation will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).  The description of the Confirmation and the Subsequent Confirmations set forth in the General Disclosure Package and the Prospectus is correct in all material respects.

(o) Authorization and Description of Shares.  The description of the Common Stock set forth in the General Disclosure Package and the Prospectus is correct in all material respects.  The Settlement Shares (as defined in the Confirmation(s)) have been duly authorized by the Company for issuance and sale to the Forward Purchaser pursuant to the Confirmation(s) and, if and when issued and delivered by the Company pursuant to the Confirmation(s) against payment of the consideration specified therein, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive or other similar rights of any securityholder of the Company.  No holder or beneficial owner of the Shares or the Settlement Shares will be subject to personal liability solely by reason of being such a holder or beneficial owner.  The issuance and sale by the Company of the Settlement Shares to the Forward Purchaser or its affiliate in settlement of the Confirmation(s) in accordance with the terms thereof and the delivery by the Forward Purchaser or its affiliate of the Settlement Shares, during the term of and at settlement of the Confirmation(s), to close out open borrowings of Common Stock created in the course of the hedging activities created by the Forward Purchaser or its affiliate relating to its exposure under the Confirmation(s) will not require registration under the 1933 Act.  The Company will not have an obligation to file a prospectus supplement pursuant to Rule 424(b) of the 1933 Act Regulations in connection with any Settlement Shares delivered to the Forward Purchaser or its affiliate by the Company upon such settlement, and no prospectus supplement will be required to be filed under Rule 424(b) of the 1933 Act Regulations in connection with any Settlement Shares delivered by the Forward Purchaser or its affiliate to close out open borrowings created in the course of the hedging activities created by the Forward Purchaser or its affiliate relating to its exposure under the Confirmation(s), assuming in each case that the Manager complied with Rule 173 of the 1933 Act Regulations in connection with the sales of Shares in an amount not less than the Number of Shares (as defined in the Confirmation(s)).

(p) Listing on New York Stock Exchange.  The Shares are listed on the New York Stock Exchange (the “NYSE”) and the Company has taken no action designed to, or likely to have the effect of, terminating the listing of the Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such listing.

(q) Absence of Defaults and Conflicts.  Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or other constituting or organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary of the Company is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Confirmation(s) and the consummation of the transactions contemplated herein and therein and in the General Disclosure Package and the Prospectus and compliance by the Company with its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action and do not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary of the Company pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws or other constituting or organizational instrument as in effect on the date hereof of the Company or any subsidiary of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their assets, properties or operations, except for any such violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of law which would not result in a Material Adverse Effect.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company.

(r) Absence of Proceedings.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary of the Company, which, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

(s) Accuracy of Exhibits.  All of the descriptions of contracts or other documents contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and complete descriptions in all material respects of such contracts or other documents.

(t) Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or under the Confirmation(s) or the consummation of the transactions contemplated by this Agreement, or for the due execution, delivery or performance of this Agreement and the Confirmation(s), except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

(u) Possession of Licenses and Permits.  The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except in any such case where the failure to so possess or to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(v) Title to Property.  The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the General Disclosure Package and the Prospectus or (b) would not, singly or in the aggregate, result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary of the Company has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(w) No Investment Company.  Neither the Company nor any of its subsidiaries is, and upon the offering of the Shares as herein contemplated will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(x) Company Not an Investment Adviser.  The Company is not required to register as an “investment adviser” or as a “broker-dealer” within the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or the 1934 Act, respectively, and the rules and regulations of the Commission promulgated thereunder.  The Company is not required to be registered, licensed or qualified as an investment adviser or broker-dealer under the laws requiring any such registration, licensing or qualification in any jurisdiction in which it or its subsidiaries conduct business.  Each of the subsidiaries has been duly registered as an investment adviser under the Advisers Act, and has been duly registered as a broker-dealer under the 1934

Act, and each such registration is in full force and effect, in each case to the extent such registration is required and with such exceptions as would not reasonably be expected to have a Material Adverse Effect.  Each of the subsidiaries is duly registered, licensed or qualified as an investment adviser and broker-dealer under state and local laws where such registration, licensing or qualification is required by such laws and is in compliance with all such laws requiring any such registration, licensing or qualification, in each case with such exceptions, individually or in the aggregate, as would not reasonably be expected to have a Material Adverse Effect.

(y) Investment Adviser Subsidiaries.  Each subsidiary of the Company which is required to be registered as an investment adviser or broker-dealer is and has been in compliance with all applicable laws and governmental rules and regulations, as may be applicable to its investment advisory or broker-dealer business, except to the extent that such non-compliance would not reasonably be expected to result in a Material Adverse Effect and none of such subsidiaries is prohibited by any provision of the Advisers Act or the 1940 Act from acting as an investment adviser.  Each subsidiary of the Company which is required to be registered as a broker-dealer is a member in good standing of the Financial Industry Regulatory Authority (“FINRA”).  No subsidiary of the Company which is required to be registered as an investment adviser or broker-dealer is in default with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any foreign, federal, state, municipal or other governmental agency, board, commission, bureau, instrumentality or department, domestic or foreign, or by any self-regulatory authority relating to any aspect of its investment advisory or broker-dealer business, which would need to be disclosed pursuant to Rule 206(4)-4(b) under the Advisers Act, or which is reasonably likely to give rise to an affirmative answer to any of the questions in Item 11, Part 1 of the Form ADV of such registered investment adviser or which is reasonably likely to give rise to an affirmative answer to any of the questions in Item 7 of the Form BD of such broker-dealer.

(z) Investment Company Mutual Funds.  Each mutual fund of which a subsidiary of the Company serves as the investment advisor (a “Mutual Fund”) has been since inception, is currently and will be immediately after consummation of the transactions contemplated herein, a duly registered investment company in compliance with the  1940 Act, and the rules and regulations promulgated thereunder and duly registered or licensed, except where any failure to be duly registered, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.  Since their initial offering, shares of each of the Mutual Funds have been duly qualified for sale under the securities laws of each jurisdiction in which they have been sold or offered for sale at such time or times during which such qualification was required, and, if not so qualified, the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.  The offering and sale of shares of each of the Mutual Funds have been registered under the 1933 Act during such period or periods for which such registration is required; the related registration statement has become effective under the 1933 Act; no stop order suspending the effectiveness of any such registration statement has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company, are contemplated.  Except to the extent that such failure to comply, misstatement or omission, as the case may be, would not reasonably be likely to result in a Material Adverse Effect, the registration statement of each Mutual Fund, together with the amendments and supplements thereto, under the 1940 Act and the 1933 Act has, at all times when such registration statement was effective, complied in all material respects with the requirements of the 1940 Act and the 1933 Act then in effect and neither such registration statement nor any amendments or supplements thereto contained, at the time and in light of the circumstances in which they were made, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, at the time and in the light of the circumstances under which they were made, not misleading.  All shares of each of the Mutual Funds were sold pursuant to an effective registration statement, or pursuant to a valid exemption from registration, and have been duly authorized and are validly issued, fully paid and non-assessable.  Each of the Mutual Funds’ investments has been made in accordance with its investment policies and restrictions set forth in its registration statement in effect at the time the investments were made and have been held in accordance with its respective investment policies and restrictions, to the extent applicable and in effect at the time such investments were held, except to the extent any failure to comply with such policies and restrictions, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(aa)  Investment Advisory Agreements.  The Company is not party to any investment advisory agreement or distribution agreement and is not serving or acting as an investment adviser to any person.  Each of the investment advisory agreements to which any of its subsidiaries is a party is a legal and valid obligation of such subsidiary and complies with the applicable requirements of the Advisers Act and the rules and regulations of the Commission thereunder, except where the failure to so comply would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each of the investment advisory agreements and distribution agreements between a subsidiary of the Company and a Mutual Fund is a legal and valid obligation of such subsidiary and complies with the applicable requirements of the 1940 Act, and in the case of such distribution agreements, with the applicable requirements of the 1934 Act, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No investment advisory agreement or distribution agreement to which any of the subsidiaries is a party that was either in effect on January 1, 2006 or entered into by a subsidiary of the Company since January 1, 2006 has been terminated or expired, except where any such termination or expiration would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  None of such subsidiaries is in breach or violation of or in default under any such investment advisory agreement or distribution agreement, with such exceptions individually or in the aggregate as would not reasonably be expected to have a Material Adverse Effect.  No subsidiary of the Company is serving or acting as an investment adviser to any person except pursuant to an agreement to which such subsidiary is a party and which is in full force and effect, other than any agreement the non-existence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The consummation of the transaction contemplated herein will not constitute an “assignment” as such term is defined in the Advisers Act and the 1934 Act.

(bb)  No Fiduciary Duties.  The Company acknowledges and agrees that (i) the sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction among the Company, on the one hand, and the Forward Purchaser and the Manager, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, the Manager is acting as agent for the Forward Purchaser in connection with sales of the Shares sold on behalf of the Forward Purchaser and neither the Manager nor the Forward

Purchaser nor any of their affiliates is an agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (iii) the Manager has not assumed and will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Manager has advised or is currently advising the Company on other matters) and the Manager has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Manager and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Manager has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(cc)  Internal Control over Financial Reporting.  The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the 1934 Act Regulations) that complies with the requirements of the 1934 Act and the 1934 Act Regulations and that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.  Since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(dd)  Disclosure Controls and Procedures.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the 1934 Act Regulations) that comply with the requirements of the 1934 Act and the 1934 Act Regulations; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(ee)  No Stop Order or Cease-and-Desist Proceeding.  The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

(ff)  Actively-Traded Security.  The Common Stock is an “actively traded security” exempted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.

(gg)  No Other At-The-Market Offerings.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not entered into any other sales agency agreements or other similar arrangements with any agent or any other representative in respect of at the market offerings of the Shares in accordance with Rule 415(a)(4) of the 1933 Act Regulations.

(hh)  No Stabilization or Manipulation.  The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ii)  No Commissions.  There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(jj)  Deemed Representation.  Any certificate signed by any officer of the Company delivered to the Manager or to counsel for the Manager pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Manager as to the matters covered thereby.

Section 2.  Sale and Delivery of Shares.

(a)  Subject to the terms and conditions set forth herein, the Manager agrees to use its reasonable efforts to sell the Shares as sales agent for the Forward Purchaser in the manner contemplated by the General Disclosure Package.

(b)  The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company, the Forward Purchaser and the Manager on any day that is a trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time, each, a “Trading Day”) that the Company has satisfied its obligations under Section 4 of this Agreement and that the Company has instructed the Manager to make such sales.  On any Trading Day, the Company, in consultation with the Forward Purchaser and the Manager, may instruct the Manager by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Manager) as to the maximum amount of Shares to be sold by the Manager on such day (in any event not in excess of the amount then available for sale under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold.  Subject to the terms and conditions hereof, the Manager shall use its commercially reasonable efforts to sell as sales agent for the Forward Purchaser all of the Shares so designated by the Company.  The Company and the Manager each acknowledge and agree that (A) there can be no assurance that the Manager will be successful in selling the Shares, (B) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required by this Agreement, and (C) the Manager shall be under no obligation to purchase Shares on a principal basis.

(c)  Notwithstanding the foregoing, the Company shall not authorize the sale of, and the Manager shall not be obligated to use its commercially reasonable efforts to sell, any Shares (i) at a price lower than the minimum price therefor authorized from time to time, or (ii)

having an aggregate offering price in excess of the aggregate offering price of Shares authorized from time to time to be issued and sold under this Agreement, in each case, by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Manager in writing.  In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged), suspend the offering of the Shares for any reason and at any time; provided, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.  Under no circumstances shall the aggregate offering price of Shares sold pursuant to this Agreement exceed the aggregate offering price of Shares set forth in the “Introductory” paragraph of this Agreement or the aggregate offering price of Common Stock available for sale under the currently effective Registration Statement.  Notwithstanding any of the provisions of this Agreement, in the event that either (i) the Forward Purchaser is unable to borrow and deliver any Shares for sale under this Agreement or (ii) in the sole judgment of the Forward Purchaser, it is either impracticable to do so or the Forward Purchaser would incur a stock loan cost that is equal to or greater than 75 basis points per annum to do so, then the Manager shall only be required to sell on behalf of the Forward Purchaser the aggregate number of Shares that the Forward Purchaser is able to, and that it is practicable to, so borrow below such cost.

(d)  If either party reasonably believes that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other party and sales of Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(e)  The Manager shall not make any sales of Shares on behalf of the Forward Purchaser other than by means of ordinary brokers’ transactions in accordance with Rule 153 of the 1933 Act Regulations.

(f)  The gross sales price of any Shares sold pursuant to this Agreement shall be the market or other price agreed to by the Company and the Manager for Shares sold by the Manager under this Agreement at the time of such sale.  The compensation payable to the Manager for sales of Shares shall be deemed to equal the difference between such gross proceeds and the amount payable by the Forward Purchaser to the Company under the Confirmation(s), assuming full physical settlement of the Confirmation(s) based on the Initial Forward Price (as such term is defined in the Confirmation(s)).  The amount payable by the Forward Purchaser to the Company under the Confirmation(s), assuming full physical settlement of the Confirmation(s) based on the Initial Forward Price, subject to the price adjustment and other provisions of the Confirmation(s) shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”).

(g)  The Manager shall provide written confirmation (which may be by telecopy or email) to the Company following the close of trading on the NYSE each day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the price or prices at which such Shares were sold on such day, the aggregate gross sales proceeds of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to the Manager with respect to such sales.

(h)  Settlement for sales of Shares pursuant to this Section 2 will occur on the third business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Manager (each such day, a “Settlement Date”).  On each Settlement Date, the Shares sold through the Manager for settlement on such date shall be delivered by the Forward Purchaser to the Manager.

(i)  Notwithstanding any other provision of this Agreement, the Company and the Manager agree that no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Manager shall not be obligated to sell, (A) during any period starting on the first day of each fiscal quarter of the Company and ending on the day on which the Company’s insider trading policy, as it exists on the date of the Agreement, does not prohibit the purchases or sales of the Company’s Common Stock by its officers or directors, or (B) during any other period in which the Prospectus or any amendment or supplement thereto includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)  At each Applicable Time and on each Settlement Date, each date the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement to the Prospectus included as part of the Registration Statement filed pursuant to Rule 424(b) of the 1933 Act Regulations relating solely to the offering of securities other than the Shares) (a “Registration Statement Amendment Date”) and each date the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q or an amendment to any such document (a “Company Periodic Report Date”), the Company shall be deemed to have affirmed each representation and warranty (except for the representation and warranty in Section 1(l) hereof, which the Company shall be deemed to have affirmed only at each Company Periodic Report Date) and its compliance with each covenant and other agreement contained in this Agreement (unless the Company shall have notified the Manager to the contrary in writing).  The Company shall cause a senior corporate officer of the Company from time to time designated by the Company (which senior corporate officer shall initially be one of the senior corporate officers specified in Exhibit C hereto) to respond via electronic mail to a communication from the Manager in the form set forth in Exhibit C hereto when, during the term of this Agreement, the Company shall have received such a communication.  Any obligation of the Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Forward Purchaser shall be subject to, as determined in the reasonable discretion of the Manager, the continuing accuracy of the representations and warranties of the Company, the compliance by the Company with each covenant contained herein, the performance by the Company of its obligations hereunder and the continuing satisfaction of the additional conditions specified in Section 4 of this Agreement.

Section 3.  Covenants of the Company.   The Company hereby covenants and agrees with the Manager that:

(a)  During the period beginning on the date hereof and ending on the date, as determined in the reasonable discretion of the Manager, that a prospectus is no longer required by law to be delivered in connection with the offering or sales of the Shares by the Manager or any dealer (whether physically or through compliance with Rule 153 or 172 of the 1933 Act

Regulations, or in lieu thereof, a notice referred to in Rule 173(a) of the 1933 Act Regulations) (the “Prospectus Delivery Period”):

(i)  the Company will notify the Manager promptly in writing of the time when any subsequent amendment to the Registration Statement has become effective or any amendment to the Registration Statement or any subsequent supplement to the Prospectus has been filed;

(ii)  the Company will prepare and file with the Commission any material required to be filed with the Commission pursuant to Rule 433(d) of the 1933 Act Regulations and any amendments or supplements to the Registration Statement or the Prospectus that, in the reasonable judgment of the Company, may be necessary or advisable in connection with the offering of the Shares by the Manager;

(iii)  the Company will comply with Rule 430B; provided, however, that the Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless a copy thereof has been submitted to the Manager a reasonable period of time before filing with the Commission or if the Manager reasonably objects to such filing in writing, in each case excluding an amendment by incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act.

(iv)  the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act and will advise the Manager of any such filing;

(v)  the Company will furnish to the Manager at the time of filing thereof, a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or the Prospectus; and

(vi)  the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the 1933 Act Regulations or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the 1934 Act, within the prescribed time period.

(b)  The Company shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations.

(c)  The Company will promptly advise the Manager of the receipt of any comments of or request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus, including the documents incorporated by reference therein, or for additional or supplemental information with respect thereto or of notice of institution of proceedings for the entry of a stop order suspending the effectiveness of the Registration Statement by the Commission or of any examination pursuant to Section 8(e) of the

1933 Act concerning the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  The Company shall use its best efforts to prevent the issuance of any such stop order or notice of prevention or suspension of such use.  If the Commission shall enter any such stop order or issue any such notice at any time, the Company will use its best efforts to obtain the lifting or reversal of such order or notice at the earliest possible moment, or will file an amendment to the Registration Statement or a new registration statement in a form satisfactory to the Manager and use its best efforts to have such amendment or new registration statement become effective as soon as practicable.

(d)  The Company will make available to the Manager and from time to time furnish to the Manager, at the Company’s expense, copies of the Prospectus (or the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Manager may reasonably request for the purposes contemplated by the 1933 Act.

(e)  The Company will promptly notify the Manager to suspend the offering of Shares upon the happening of any event known to the Company during the Prospectus Delivery Period or otherwise prior to the final Settlement Date which, in the reasonable judgment of the Company, would require the making of any change in the Registration Statement or in the Prospectus then being used, or in the information incorporated by reference therein, so that the Registration Statement and the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  During such time period, the Company will prepare and furnish, at the Company’s expense, to the Manager promptly such amendments or supplements to such Registration Statement and Prospectus as may be necessary to reflect any such change and will furnish the Manager with a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Shares) or the Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Manager and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)  The Company will furnish such information as may be required and otherwise will cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Manager may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares).  The Company will promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g)  Prior to the final Settlement Date, the Company will furnish to the Manager (i) copies of any reports or other communications which the Company shall send directly to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of any financial statements or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as the Manager may reasonably request regarding the Company, in each case as soon as such reports, communications, documents or information becomes available.  Where in any part of this document there is an obligation on the part of the Company to deliver a document to the Manager, such obligation shall be deemed satisfied if such document shall have been filed on the Commission’s EDGAR system.

(h)  The Company will make generally available to its stockholders as soon as practicable, and in the manner contemplated by Rule 158 of the 1933 Act Regulations but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12 month period beginning after the date upon which a prospectus supplement is filed pursuant to Rule 424(b) of the 1933 Act Regulations that shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations.

(i)  Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all of its costs, expenses, fees and taxes incident to the performance of its obligations hereunder, including, but not limited to, such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, each prospectus supplement filed by the Company in connection with the offering and sale of Shares by the Manager under this Agreement and any amendments or supplements thereto and the printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (ii) the producing, word processing and/or printing of this Agreement, the Confirmation(s), any power of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (iii) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Manager) and the preparation, printing and furnishing of copies of any blue sky surveys to the Manager, (iv) the listing of the Settlement Shares on the NYSE, (v) any filing for review of the public offering of the Shares by FINRA, (vi) the fees and disbursements of the Company’s counsel and accountants, (vii) the performance of the Company’s other obligations hereunder, (viii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Manager caused by a breach of the representation contained in the first paragraph of Section 1(e), and (ix) the registration, issue, sale and delivery of the Settlement Shares.  The

Manager will pay its own out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel, reproduction, printing and similar expenses as well as the fees and disbursements of its legal counsel.

(j)  The Company will use the Net Proceeds from the sale of the Shares in the manner set forth in the Prospectus.

(k)  The Company will not sell, offer or agree to sell, contract to sell, pledge, register, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of capital stock or securities convertible into or exchangeable, exercisable or redeemable for capital stock or warrants or other rights to purchase capital stock, except (i) for the registration of the Shares and the sales of Shares through the Manager pursuant to this Agreement, (ii) for shares of Common Stock issued pursuant to existing options, employee benefit agreements or incentive stock or director stock unit plans, (iii) any shares of Common Stock or other securities issued as consideration for investments in or acquisitions of entities involved in investment advisory or investment management activities or other financial services related business, or (iv) any filing under the 1933 Act relating to any shares of Common Stock on Form S-8 or any issuances of Common Stock thereunder, without (a) giving the Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (b) the Manager suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by the Manager in light of the proposed sale.

(l)  At any time during the term of this Agreement, the Company will advise the Manager immediately after it shall have received notice or obtain knowledge thereof, of (x) any information or fact that, in the opinion of counsel to the Company, would alter or affect, in any material respect, any opinion, certificate, letter or other document provided to the Manager pursuant to Section 4 of this Agreement or any of the representations or warranties made pursuant to Section 1 of this Agreement or (y) any non-compliance or imminent non-compliance by the Company with any of its covenants or obligations hereunder in any material respect.

(m)  Upon commencement of the offering of the Shares under this Agreement, on every Monday during the term of this Agreement following a week during which no certificate was furnished pursuant to this Section 3(m) (except for any Monday during any period starting on the first day of each fiscal quarter of the Company and ending on the third business day following the next Company Earnings Report Date) and promptly after each Registration Statement Amendment Date, each Company Periodic Report Date, and each date on which a current report on Form 8-K shall be furnished by the Company under Item 2.02 of such form in respect of a public disclosure or material non-public information regarding the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period (a “Company Earnings Report Date”), on the 15th calendar day of the third month of each fiscal quarter of the Company, and on such other dates as the Manager shall reasonably request, the Company will furnish or cause to be furnished forthwith to the Manager a certificate dated the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document or the date of such request, as the case may be, in a form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 4(e) of this Agreement which were last furnished to the Manager are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 4(e), but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such certificate.  As used in this paragraph, to the extent there shall be an Applicable Time on or following the dates referred to above, promptly shall be deemed to be such Applicable Time.  The delivery requirements in this Section shall be suspended after the Manager has sold the maximum number of Shares authorized to be issued and sold under this Agreement.

(n)  Upon commencement of the offering of the Shares under this Agreement and promptly after each Registration Statement Amendment Date, each Company Periodic Report Date and each Company Earnings Report Date, on such other dates as the Manager shall reasonably request, and on the 15th calendar day of the third month of each fiscal quarter of the Company, the Company will furnish or cause to be furnished forthwith to the Manager and to counsel to the Manager written opinions and negative assurance letters of Ropes & Gray LLP, dated the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document or the date of such request, as the case may be, in a form and substance satisfactory to the Manager and its counsel, of the same tenor as the opinions and negative assurance letters referred to in Section 4(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such opinion, provided that the Company shall not be required to furnish or cause to be furnished the opinion referred to in Section 4(c) other than upon the commencement of the offering of the Shares and each date the Company files an Annual Report on Form 10-K.  As used in this paragraph, to the extent there shall be an Applicable Time on or following the dates referred to above, promptly shall be deemed to be such Applicable Time.  The delivery requirements in this Section shall be suspended after the Manager has sold the maximum number of Shares authorized to be issued and sold under this Agreement.

(o)   Upon commencement of the offering of the Shares under this Agreement and promptly after each Registration Statement Amendment Date, each Company Periodic Report Date and each Company Earnings Report Date, on such other dates as the Manager shall reasonably request, and on the 15th calendar day of the third month of each fiscal quarter of the Company, the Company will cause PricewaterhouseCoopers LLP to furnish to the Manager a letter, dated the date of effectiveness of such amendment, the date of filing of such supplement or other document with the Commission or the date of such request, as the case may be, in form satisfactory to the Manager and its counsel, of the same tenor as the letter referred to in Section 4(d) hereof, but modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the date of such letter.  As used in this paragraph, to the extent there shall be an Applicable Time on or following the dates referred to above, promptly shall be deemed to be such Applicable Time.  The delivery requirements in this Section shall be suspended after the Manager has sold the maximum number of Shares authorized to be issued and sold under this Agreement.

(p)  The Company acknowledges that the Manager will be trading the Company’s Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement.

(q)  If any condition set forth in Section 4(a) or 4(g) hereof shall not have been satisfied on the applicable Settlement Date, the Manager, at the direction of the Company, will offer to any person who has agreed to purchase Shares pursuant to the offering contemplated by this Agreement as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.

(r)  The Company will disclose in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as applicable, the number of Shares sold through the Manager under this Agreement, the Net Proceeds from such sales and the compensation deemed paid by the Company with respect to sales of Shares pursuant to this Agreement during the relevant period.

(s)  The Company will use its best efforts to cause the Settlement Shares to be listed on the NYSE and to maintain such listing and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE.

(t)  The Company will not (i) take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) bid for or purchase, or pay any person (other than as contemplated by the provisions of this Agreement) any compensation for, soliciting purchases of the Shares, or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any security that is a “reference security” with respect to the Common Stock of the Company (within the meaning of Regulation M under the 1934 Act) other than as contemplated by the provisions of this Agreement, in each case, during any “restricted period” within the meaning of Regulation M under the 1934 Act.

(u)  The Company will comply with all of the provisions of any undertakings in the Registration Statement.

(v)  The Company will cooperate timely with any reasonable due diligence review conducted by the Manager or its counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, at such times as the Manager may reasonably request.  If the Manager shall so request of one of the senior corporate officers of the Company specified in Exhibit C by 3:00 p.m. Eastern Time on any business day, the Company shall either (i) make available one or more senior corporate officers of the Company for interview due diligence at 9:00 a.m. Eastern Time on the next following business day or (ii) direct the Manager to cease offers and sales of the Shares until such time as such senior corporate officer or officers of the Company shall be made available for such purposes.

(w)  The Company represents and agrees that, unless it obtains the prior consent of the Manager, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, whether or not required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Manager is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(x)  The Company agrees that it will not claim that the Manager has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

Section 4.  Conditions of Manager’s Obligations.  The obligations of the Manager hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof and as of each Registration Statement Amendment Date, Company Earnings Report Date, Company Periodic Report Date, Applicable Time and Settlement Date, (ii) the performance by the Company of its obligations hereunder and (iii) the following additional conditions precedent:

(a)  (i) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the 1933 Act or the 1933 Act Regulations or proceedings initiated under Section 8(d) or 8(e) of the 1933 Act and no order directed at any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company or the Manager of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, and the General Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, (iv) the Company shall have filed the Prospectus, and any amendments and supplements thereto, with the Commission (including the information required by Rule 430B) in the manner and within the time period required by the 1933 Act and the 1933 Act Regulations, and any post-effective amendment thereto containing the information required by Rule 430B shall have become effective, and (v) all material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the Commission within the applicable time periods prescribed for such filings under Rule 433.

(b)  In the judgment of the Manager, there shall not have occurred any Material Adverse Effect.

(c)  The Company shall cause to be furnished to the Manager, on every date specified in Section 3(n) hereof, the opinion and negative assurance letter of Ropes & Gray LLP addressed to the Manager, dated as of such date, in form satisfactory to the Manager and its counsel, substantially in the form of Exhibit B-1 and Exhibit B-2 attached hereto.

(d)  The Company shall cause to be furnished to the Manager, on every date specified in Section 3(o) hereof, from PricewaterhouseCoopers LLP letters dated the date of delivery thereof and addressed to the Manager in form and substance satisfactory to the Manager and its counsel, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement.

(e)  The Company shall furnish to the Manager, on each date specified in Section 3(m) hereof, a certificate of two of its executive officers to the effect that (i) the representations and warranties of the Company as set forth in this Agreement are true and correct as of the date of such certificate (the “Certificate Date”), (ii) the Company shall have performed such of its obligations under this Agreement as are to be performed at or before each such Certificate Date, and (iii) the conditions set forth in paragraphs (a) and (b) of this Section 4 have been met.

(f)  On the date hereof, the Manager shall have received the opinion of Cleary Gottlieb Steen & Hamilton LLP dated the date hereof and addressed to the Manager in form and substance satisfactory to the Manager.  On every date specified in Section 3(n) hereof, the Manager shall have received a negative assurance letter of Cleary Gottlieb Steen & Hamilton LLP, dated as of such date, in form and substance satisfactory to the Manager.

(g)  All filings with the Commission required by Rule 424 of the 1933 Act Regulations to have been filed by each Applicable Time or related Settlement Date, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(h)  The Settlement Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

(i)  The Company shall have furnished to the Manager such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the General Disclosure Package as of each Settlement Date as the Manager may reasonably request.

(j)  The Company shall have paid the required Commission filing fees relating to the Shares within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations.

(k)  FINRA shall not have raised any objection with respect to the fairness and reasonableness of the terms and arrangements under this Agreement.

(l)  No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed to which the Manager objects in writing.

(m)  Since the later of the time of execution of this Agreement and the most recent Applicable Time, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) of the 1933 Act Regulations.

Section 5.  Indemnification.

(a)  Indemnification of Manager and Forward Purchaser.  The Company agrees to indemnify and hold harmless the Manager and the Forward Purchaser, each of their directors, officers, employees and agents, and each person, if any, who controls the Manager or the Forward Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act:

(i)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

(iii)  against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by the Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use in the Registration Statement (or any amendment thereto) or any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto).

(b)  Indemnification of Company, Directors and Officers.  The Manager and the Forward Purchaser severally and not jointly agree to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein.

(c)  Actions against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 5(a) above, counsel to the indemnified parties shall be selected by the Manager, and, in the case of parties indemnified pursuant to Section 5(b) above, counsel to the indemnified parties shall be selected by the Company.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 or Section 6 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)  Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.  Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

(e)  Additional Liability.  The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to the directors and officers of the Manager and to each person, if any, who controls the Manager within the meaning of the 1933 Act and each broker-dealer affiliate of the Manager; and the obligations of the Manager under this Section 5 shall be in addition to any liability which the Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

Section 6.  Contribution.  If the indemnification provided for in Section 5 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager and the Forward Purchaser on the other hand from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Manager and the Forward Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Forward Purchaser and the Manager on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as (i) the Net Proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company (which shall be deemed to include the proceeds that would be received by the Company upon physical settlement of the Confirmation(s) assuming that the aggregate amount payable by the Forward Purchaser under the Confirmation(s) is equal to the aggregate amount of the Net Proceeds realized upon the sale of the Shares) and (ii) the aggregate proceeds received by the Forward Purchaser and the Manager from the sale of the Shares less the aggregate Net Proceeds.

The relative fault of the Company on the one hand and the Forward Purchaser and the Manager on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Forward Purchaser and the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Manager agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 6, the Manager shall not be required to contribute any amount in excess of the total compensation received by the Manager in connection with the sale of Shares on behalf of the Forward Purchaser.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 6, the person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Manager’s Affiliates shall have the same rights to contribution as such Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

Section 7.  Representations, Warranties and Agreements to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company and the Manager, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Manager or any controlling person of the Manager, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

Section 8.  Termination.

(a)  The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that (i) if Shares have been sold through the Manager, then Section 3(q) shall remain in full force and effect notwithstanding such termination, (ii) with respect to any pending sale through the Manager, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding such termination and (iii) the provisions of Section 1, Section 3(i), Section 5 and Section 6 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)  The Manager shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 1, 3(i), Section 5 and Section 6 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)  This Agreement shall remain in full force and effect unless terminated pursuant to Section 8(a) or (b) above or otherwise by mutual agreement of the parties or upon settlement of the sale of all the Shares in the aggregate in one or more offerings; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 3(i), Section 5 and Section 6 of this Agreement shall remain in full force and effect.

(d)  Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be.  If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(h) hereof.

Section 9.  Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005, 60 Wall Street, 4th Floor, New York, NY 10005, Attention: ECM Syndicate Desk (facsimile: 212-797-9344), with a copy to the General Counsel (facsimile: 212-797-4564); if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 600 Hale Street, Prides Crossing, MA 01965, Attention:  Chief Financial Officer.  Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

Section 10.  Parties.  The Agreement herein set forth has been and is made solely for the benefit of the Manager, the Forward Purchaser and the Company and to the extent provided in Section 5 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Manager) shall acquire or have any right under or by virtue of this Agreement.

Section 11.  Adjustments For Stock Splits.  The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

Section 12.  Counterparts.  This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  This Agreement may be delivered by any party by facsimile or other electronic transmission.

Section 13.  Time of the Essence.  Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

Section 14.  Waiver of Jury Trial.  The Company and the Manager hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to jury trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 15.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

Section 16.  Headings.  The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

Section 17.  Successors and Assigns.  This Agreement shall be binding upon the Manager and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Manager’s respective businesses and/or assets.

Section 18.  Severability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 19.  Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

[Remainder of this page intentionally left blank]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Manager and the Company in accordance with its terms.

Very truly yours,

Affiliated Managers Group, Inc.

		By:	/s/ John Kingston, III
Name: John Kingston, III
Title: Executive Vice President, General
Counsel and Secretary

Accepted as of the date hereof:

Deutsche Bank Securities Inc.

By:	/s/ Lars Kestner
Name: Lars Kestner
Title: Managing Director

By:	/s/ Peter Lambrakis
Name: Peter Lambrakis
Title: Managing Director

Deutsche Bank AG, London Branch

By:	/s/ Lars Kestner
Name: Lars Kestner
Title: Managing Director

By:	/s/ Peter Lambrakis
Name: Peter Lambrakis
Title: Managing Director

Exhibit A

CONFIRMATION

Separately filed as Exhibit 10.3

Exhibit B-1

FORM OF OPINION OF
ROPES & GRAY LLP

July 31, 2009

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Re: Affiliated Managers Group, Inc.

Ladies and Gentlemen:

We are furnishing this opinion to you pursuant to Section 4(c) of the Distribution Agency Agreement, dated as of July 31, 2009 (the “Distribution Agency Agreement”), among Affiliated Managers Group, Inc., a Delaware corporation (the “Company”) and Deutsche Bank Securities Inc. (the “Manager”).  Capitalized terms not otherwise defined herein shall have the same respective definitions attributed to them in the Distribution Agency Agreement.

We have acted as counsel for the Company, in connection with the preparation and filing with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), of (i) a Registration Statement on Form S-3 (File No. 333-148029) filed by the Company with the Commission and automatically effective on December 12, 2007 (the “Registration Statement”) and (ii) a prospectus supplement, filed with the Commission on July 31, 2009 (the “Prospectus Supplement”), relating to the offering of the Common Stock pursuant to the Distribution Agency Agreement.  The prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement and filed with the Prospectus Supplement, is herein called the “Prospectus.”

In connection with this opinion, we have examined or considered copies of the Registration Statement, the Prospectus, the Distribution Agency Agreement and the Confirmation dated as of July 31, 2009 between the Company and Deutsche Bank AG, London Branch (the “Confirmation”), and such other documents as we have deemed necessary as a basis for the opinions expressed herein.  The Distribution Agency Agreement and the Confirmation are collectively referred to herein as the “Company Agreements.”

We express no opinion as to the laws of any jurisdiction other than those of the Commonwealth of Massachusetts, the State of New York, the Delaware General Corporation Law, and the federal laws of the United States of America.

In addition, we have examined originals or copies, certified or otherwise indentified to our satisfaction, of such other documents and records and have made such investigation of fact and such examination of law as we have deemed appropriate in order to enable us to render the opinions set forth herein.  In conducting such investigation, we have relied, without independent verification, upon certificates of officers of the Company, public officials and other appropriate persons, and on the representations and warranties in the Distribution Agency Agreement as to matters of fact.

For purposes of our opinions expressed in paragraphs 1, 3 and 5, we have relied exclusively on certificates of public officials in the applicable jurisdictions or confirmation letters as to good standing status from CT Corporation.  For purposes of our opinion expressed as to the registration of each Adviser Subsidiary under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), we have relied exclusively on a review of the Commission’s Investment Adviser Public Disclosure website.

Based upon the foregoing, and subject to the additional qualifications set forth below, we are of the opinion that:

l.              The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

2.             The Company has corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into the Company Agreements.

3.             The Company has been duly qualified as a foreign corporation to do business and is in good standing with the Secretary of State in Massachusetts.

4.             The Company has authorized common stock as set forth in the Registration Statement.

5.             Each domestic (U.S.) subsidiary that the Company has informed us is a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission is an existing corporation, limited liability company, limited partnership, general partnership or association with transferable shares (commonly known as a “Massachusetts business trust”), as the case may be; and each such subsidiary which is a corporation, limited liability company, limited partnership or Massachusetts business trust is in good standing under the laws of its jurisdiction of organization.

6.             Each of the Company Agreements has been duly authorized, executed and delivered by the Company.

7.             Subject to the penultimate paragraph hereof, the Confirmation constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

8.             The Settlement Shares (as defined in the Confirmation) have been duly authorized and, when issued in accordance with the provisions of the Confirmation, will be validly issued, fully paid and non-assessable.

9.             The issuance of the Settlement Shares is not subject to any preemptive right in the Certificate of Incorporation or the By-laws of the Company or the Delaware General Corporation Law.

10.           No consent, approval or authorization of any Massachusetts, New York or federal court or governmental authority or agency is necessary in connection with the due authorization, execution and delivery of the Company Agreements, or for the issuance of the Settlement Shares in accordance with the Confirmation, other than as may be required under the securities or blue sky laws of the various States (as to which we express no opinion).

11.           The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) under the 1933 Act has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (ii) no proceedings for that purpose have been instituted or are pending or threatened by the Commission under the 1933 Act.

12.           The execution, delivery and performance by the Company of the Company Agreements and the issuance and sale of the Settlement Shares will not (i) violate any provision of the laws of the Commonwealth of Massachusetts, the laws of the State of New York, the Delaware General Corporation Law, the federal laws of the United States, except that we express no opinion as to state securities or blue sky laws or as to compliance with the antifraud provisions of federal and state securities laws, or the Certificate of Incorporation or By-Laws of the Company, (ii) breach or result in a default under any of the agreements on Exhibit A hereto, or (iii) violate any judgment, injunction, order or decree listed on Exhibit A hereto.

13.           Each subsidiary of the Company identified on Exhibit B hereto (“Adviser Subsidiary”) is registered as an investment adviser under the Advisers Act, and no Adviser Subsidiary is required to be registered, licensed or qualified as an investment adviser under the laws of the Commonwealth of Massachusetts or the State of New York. The Company is not required to register as an investment adviser within the meaning of the Advisers Act and the rules and regulations of the Commission promulgated thereunder.

14.           The Company is not an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

15.           The consummation of the transactions contemplated by the Company Agreements will not result in an “assignment,” within the meaning of the Advisers Act or the Investment Company Act, of any investment advisory agreement to which the Company or any Adviser Subsidiary is a party.

Our opinion that the Confirmation constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, is subject to (a) bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the rights and remedies of creditors, (b) general principles of equity, regardless of whether applied in proceedings in equity or at law, and (c) the qualification that, for the provisions contained in the Confirmation pertaining to the calculation of payment obligations upon early termination of the transactions subject to the Confirmation to be valid and enforceable, the actual damages incurred by the party to whom payment would be owed (determined in accordance with the Confirmation) must be difficult to ascertain and the payment to such party (as so determined) must represent a reasonable estimate of such actual damages or, on the other hand, if such actual damages are easily ascertainable and such payment (as so determined) is unreasonably and grossly disproportionate to such actual damages, or is unconscionably excessive, a court will award such party no more than such actual damages.  In addition, we express no opinion (a) as to the extent to which broadly worded waivers or provisions providing for conclusive presumptions or determinations, submission to exclusive jurisdiction, waiver of or consent to service of process and venue, or waiver of offset or defenses will be enforced and (b) as to the application to the Confirmation or any transaction under the Confirmation or the effect on the legality, validity, binding nature, or enforceability of the Confirmation or any transaction under the Confirmation of any federal, Massachusetts or New York law regulating gambling, betting, gaming, or the existence or operation of so-called “bucket shops”.

This opinion letter is furnished by us as counsel for the Company to you and is solely for the benefit of you in your role as Manager under the Distribution Agency Agreement, and may not be relied on by you for any other purpose, or furnished to, quoted to, or relied on by, in whole or in part, any other person, firm or corporation for any purpose, without our prior written consent.

Very truly yours,

Ropes & Gray LLP

Exhibit B-2

FORM OF NEGATIVE ASSURANCE LETTER OF
ROPES & GRAY LLP

July 31, 2009

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Re: Affiliated Managers Group, Inc.

Ladies and Gentlemen:

We refer to the Distribution Agency Agreement dated July 31, 2009, by and among Affiliated Managers Group, Inc., a Delaware corporation (the “Company”) and you.  We have acted as counsel to the Company in connection with the transactions described therein.  Terms defined in the Distribution Agency Agreement and not otherwise defined herein are used herein with the meanings so defined.

As counsel to the Company, we have reviewed the Registration Statement and the Prospectus and the documents incorporated by reference therein and participated in discussions with officers and representatives of the Company, representatives of the independent registered public accounting firm for the Company and your representatives and counsel at which discussions the contents of these documents were discussed.

The purpose of our engagement was not to establish or confirm factual matters set forth in the Registration Statement or the General Disclosure Package or the documents incorporated by reference therein, and we have not undertaken any obligation to verify independently any of the factual matters set forth in those documents.  Moreover, many of the determinations required to be made in the preparation of such documents involve judgments that are primarily of a non-legal nature.

Subject to the foregoing and on the basis of information that we have gained in the course of our representation of the Company and our participation in the discussions referred to above, we confirm to you that the Registration Statement, as of the most recent effective date established under Rule 430B, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and that the documents incorporated by reference into the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.  In addition, based on the information and participation described above, no facts that have come to our attention have caused us to believe that (i) the Registration Statement, as of the most recent effective date established under Rule 430B, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the General Disclosure Package, as of the time at which this letter is delivered to you, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not, however, assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the General Disclosure Package or the documents incorporated by reference therein, except for those statements in the Prospectus under the caption “Description of Common Stock” insofar as they represent descriptions or conclusions of law, descriptions of securities or a summary of documents referred to therein, which fairly summarize in all material respects such descriptions, conclusions or documents.

This letter does not express any view with respect to the financial statements, schedules and other financial or accounting data included or incorporated by reference in the Registration Statement or the General Disclosure Package.

This letter is furnished by us to you solely for your benefit in your capacity as Manager to assist you in establishing defenses under applicable securities laws and may not be relied on for any other purpose or by any person other than you.

Very truly yours,

Ropes & Gray LLP

EXHIBIT C

Form of Electronic Communication Specified in Section 2(a)(viii):

Please confirm that the prospectus (including the documents incorporated by reference therein), as of the date of this email, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Officers Initially Designated by the Company for purposes of Section 2(k) and Section 3(v):

Darrell Crate (darrell.crate@amg.com)

Peter MacEwen (pmacewen@amg.com)

John Kingston (john.kingston@amg.com).